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                                                                    EXHIBIT 10.1


                              EMPLOYMENT AGREEMENT


         This Agreement (the "Agreement") is entered into as of September 18, 1997, between FIRST NATIONAL BANK OF PORT ORCHARD (the "Bank"), Port Orchard, Washington, and DUANE R. GUGGENMOS (the "Executive").

                                    PREAMBLE

         WHEREAS, Puget Sound Bancorp, Inc., which is the parent company of the Bank, intends to merge into InterWest Bancorp, Inc. ("InterWest"), and the Bank will thereby become the wholly owned subsidiary of InterWest (the "Merger");

         WHEREAS, the Bank wishes to assure itself of the services of Executive for the period provided in this Agreement; and

         WHEREAS, Executive is willing to serve in the employ of the Bank (or its successor, if any) on a full-time basis for such period.

                               TERMS OF AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and upon the other terms and conditions set forth in this Agreement, the Bank and the Executive agree as follows:

1.       POSITION AND RESPONSIBILITIES.

         (a) During the Term of Employment (as defined below), Executive shall serve in such position as the Chief Executive Officer of InterWest determines, and shall report to the Chief Executive Officer (or his designee). Executive will have the responsibilities set forth in Exhibit A, and such other duties as the Chief Executive Officer of InterWest may assign consistent with Executive's existing duties.

         (b) During the Term of Employment (as defined below), except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties under this Agreement.

2.       TERM.

         The term of this Agreement shall be for twelve (12) months, commencing on the closing date of the Merger (the "Term of Employment"). This Agreement will only become effective if the Merger is consummated.









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3.       COMPENSATION AND REIMBURSEMENT.

         (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in Section 1. The Bank shall pay Executive as compensation a salary of $102,500 per year ("Base Salary"). Such Base Salary shall be payable in accordance with the customary payroll practices of the Bank. Executive shall be entitled to four weeks of vacation during the Term of Employment, use of the Bank-owned automobile presently used by Executive, and such other benefits as are generally provided to similarly situated, full-time employees of InterWest Bank.

         (b) In addition to the Base Salary provided for by paragraph (a) of this Section 3, the Bank shall pay or reimburse Executive for all reasonable travel and other expenses incurred in connection with Executive's performance of his obligations under this Agreement.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

         (a) Upon the occurrence of an Event of Termination (as defined below) during the Term of Employment, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" means: (1) termination by the Bank of Executive's full-time employment under this Agreement for any reason other than (A) death, (B) disability, as defined in
Section 5 of this Agreement, or (C) for Cause, as defined in Section 6 of this Agreement; (2) termination by Executive for "Good Reason" (as defined below); or (3) termination of Executive's employment due to the expiration of the Term of Employment.

         For purposes of this Agreement, Executive's termination for "Good Reason" shall mean the occurrence of any of the following, in which event Executive shall have the right to terminate his employment with the Bank, which termination shall be deemed a justifiable termination of his employment and shall excuse Executive from the obligation to render services under or relating to this Agreement:

                 (1) A material change in Executive's responsibilities or title (as set forth in paragraph 1 of this Agreement);

                 (2) The Bank's requiring Executive to be based in any location other than Kitsap County, except for normal travel in the ordinary course of the Bank's business;

                 (3) Any material breach of this Agreement by the Bank, including, without limitation, (A) the failure by the Bank to pay to Executive any installment of salary and/or benefit (including, without limitation, any benefit under any defined contribution plan or incentive plan) required to be paid or provided to Executive, which failure continues for a period of thirty (30) days after written notice thereof is given by Executive to the Bank, and (B) any failure by the Bank to adopt, continue or maintain in effect any plan or benefit that is required to be provided by the Bank to Executive pursuant to this Agreement.





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         (b)     Upon the occurrence of an Event of Termination (including
termination of Executive's employment due to the expiration of the Term of Employment), the Bank shall pay to Executive (1) all compensation and benefits earned, and all reimbursable expenses incurred, through the date on which the Event of Termination occurs, (2) all remaining installments of Executive's Base Salary through the expiration of the Term of Employment, and (3) an additional amount equal to Executive's Base Salary.

5.       TERMINATION UPON DEATH OR DISABILITY.

         Upon the death of Executive during the Term of Employment, the Bank shall pay to Executive's estate the compensation due to and reimbursable expenses incurred by Executive through the last day of the calendar month in which his death occurred. In the event of Executive's termination by reason of disability, as defined in the Bank's then-current disability plan, or if Executive is otherwise unable to serve in the capacity required pursuant to
Section 1 of this Agreement, Executive shall be entitled to receive group and other disability benefits of the type then provided by the Bank for other similarly situated officers.

6.       TERMINATION FOR CAUSE.

         For purposes of this Agreement, termination for "cause" means termination because Executive (a) willfully and continually fails to substantially perform his principal responsibilities with the Bank, as outlined in Section 1 of this Agreement (other than any such failure resulting from Executive's incapacity due to injury or illness), and such failures continue for a period of at least thirty (30) days after a written demand for performance is delivered to Executive by a duly authorized member or representative of the Board of Directors of the Bank that specifically identifies the manner in which it is alleged that Executive has not substantially performed such duties, (b) is adjudged guilty of any crime involving a breach of his fiduciary duties to the Bank or involving moral turpitude, or (c) willfully and continually fails to comply with any law, rule or regulation (other than traffic violations or similar minor offenses) or any final cease and desist order of any government agency having jurisdiction over the Bank. For purposes of this Agreement, no act or failure to act on the part of Executive shall be considered "willful" unless done or omitted to be done in bad faith and without reasonable belief that such action or omission was in, or not opposed to, the best interests of the Bank.

7.       NON-COMPETITION.

         (a) Upon any termination of Executive's employment under this Agreement for any reason other than an Event of Termination, Executive will not engage in Competition (as defined below) with the Bank or InterWest in Kitsap County for a period of two (2) years following such termination. The term "Competition" means working for or advising, consulting or otherwise serving with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Bank or InterWest; provided, however, that Competition shall not include the acquisition and ownership of an interest not exceeding 5% of the total equity interests in any publicly held entity (whether or not such entity competes with InterWest, the Bank or any other affiliate of InterWest). The Bank and Executive recognize that





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irreparable injury will result to the Bank and/or InterWest, its business and property in the event of Executive's breach of this Subsection 7(a) and agree that, in the event of any such breach by Executive, the Bank and/or InterWest will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation of this non-competition covenant by Executive. Executive represents and admits that in the event of the termination of his employment for reasons other than an Event of Termination, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the business in which the Bank or InterWest is engaged, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing in this Agreement will be construed as prohibiting the Bank or InterWest from pursuing any other remedies available to the Bank or InterWest for such breach or threatened breach, including without limitation the recovery of damages from Executive.

         (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of InterWest, the Bank, and other affiliates of InterWest (now existing or subsequently established or acquired) is a valuable, special and unique asset of the business of the Bank and InterWest. Executive will not, during or after the Term of Employment, disclose any knowledge of the past, present, planned or considered business activities of InterWest, the Bank, or other affiliates of InterWest to any person, firm, corporation, or other entity for any reason or purpose whatsoever; provided, however, that the foregoing shall not apply to any confidential or proprietary information or trade secret that (1) is or becomes generally available to the public other than as a result of a disclosure by Executive in violation of this Agreement, (2) becomes available to Executive on a non-confidential basis from a source other than InterWest, the Bank, or other affiliates of InterWest, or (3) Executive is required to disclose pursuant to any law, rule, regulation, legal proceeding, subpoena, court order or other similar process. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas that are not solely and exclusively derived from the business plans and activities of InterWest, the Bank or other affiliates of InterWest. In the event of a breach or threatened breach by Executive of the provisions of this Section 7(b), the Bank and/or InterWest will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of InterWest, the Bank, or other affiliates of InterWest, or from rendering any services to any person, firm, corporation, or other entity to whom such knowledge, in whole or in part, has been disclosed or is actively threatened to be disclosed. Nothing in this Agreement will be construed as prohibiting the Bank and/or InterWest from pursuing any other remedies available to them for such breach or threatened breach, including the recovery of damages from Executive.





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8.       NOTICE.

         For purposes of this Agreement, notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid. All notices to the Bank shall be sent to the home office of InterWest, directed to the attention of InterWest's President and Chief Executive Officer. All notices to Executive shall be sent to 7501 E Alki View Court, Port Orchard,WA 98366-8400, or such other address as Executive may designate by written notice delivered to the Bank.

9.       SOURCE OF PAYMENTS.

         All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Bank.

10.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

         This Agreement contains the entire understanding between the Bank and Executive and supersedes any prior employment agreement between the Bank and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

11.      NO ATTACHMENT.

         (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

         (b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Bank, and their respective successors and assigns.

12.      MODIFICATION AND WAIVER.

         (a) This Agreement may not be modified or amended except by an instrument in writing signed by the Bank and the Executive with the prior written consent of InterWest.

         (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel and the prior written consent of InterWest. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived





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and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

13.      SEVERABILITY.

         If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

14.      HEADINGS FOR REFERENCE ONLY.

         The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

15.      GOVERNING LAW.

         This Agreement shall be governed by the laws of the State of Washington, unless otherwise specified herein; provided, however, that in the event of a conflict between the terms of this Agreement and any applicable federal or state law or regulation, the provisions of such law or regulation shall prevail.

16.      ARBITRATION.

         Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by Executive within one hundred (100) miles from Port Orchard, Washington, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction. All expenses of arbitration, including without limitation arbitration fees, costs and reasonable attorneys' fees, shall be awarded by the arbitrator(s) in favor of such party as the arbitrator(s) shall determine to be the prevailing party in such arbitration.

17.      INDEPENDENT COUNSEL.

         Executive acknowledges that he has had the opportunity to consult with his own, independent counsel with respect to the negotiation, preparation, and execution of this Agreement.










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         IN WITNESS OF THE FOREGOING, the Bank has caused this Agreement to be executed and its seal to be affixed hereunto by a duly authorized officer, and Executive has signed this Agreement, all as of the 18th day of September, 1997.


ATTEST:                                    FIRST NATIONAL BANK OF PORT ORCHARD


          /s/                              BY:        /s/
-------------------------------               ----------------------------

BANK SEAL:




WITNESS:                                   EXECUTIVE


          /s/                                         /s/
-------------------------------            -------------------------------
                                           Duane R. Guggenmos


STATE OF WASHINGTON              )
                                 ) ss.
COUNTY OF_________________       )

       On this _____ day of ________________, 1997, before me personally appeared DUANE R. GUGGENMOS, to me known to be the individual that executed the foregoing Employment Agreement, and acknowledged the Employment Agreement to be his free and voluntary act for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the Employment Agreement.

       In witness whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Please print name clearly

                                       NOTARY PUBLIC in and for the State of
                                       Washington residing at_________________.
                                       My commission expires on ______________.



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STATE OF WASHINGTON              )
                                 ) ss.
COUNTY OF_________________       )

       On this _____ day of ________________, 1997, before me personally appeared ____________________, the _________________ of FIRST NATIONAL BANK OF
PORT ORCHARD, a national banking association, and such person on oath stated that he or she was authorized to execute the foregoing Employment Agreement, and acknowledged the Employment Agreement to be the free and voluntary act of such party for the uses and purposes therein mentioned.

       In witness whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

                                       ________________________________________
                                       Signature

                                       ________________________________________
                                       Please print name clearly

                                       NOTARY PUBLIC in and for the State of
                                       Washington residing at_________________.
                                       My commission expires on ______________.














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                                   EXHIBIT A

               RESPONSIBILITIES AND DUTIES OF DUANE R. GUGGENMOS




During the Term of Employment, Executive shall have the following responsibilities and duties with respect to that portion of Kitsap County now served by First National Bank of Port Orchard:


I.       ORGANIZATION AND PLANNING

         1. Establishing current and long-range objectives, strategic plans and policies.


         2. Providing leadership and broad direction and guidance to ensure profitability, fair treatment and development of employees, and effective community relations.

         3.       Facilitating significant loan and deposit growth.

         4.       Providing overall management.

II.      LENDING

         Monitoring of and overall responsibility for credit quality.


III.     PERSONNEL

         Managing all personnel functions.


IV.      PUBLIC RELATIONS

         Attending civic and fraternal functions.


V.       MARKETING

         Working with InterWest Marketing Director to produce advertising products












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